Exhibit 32

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dion J. Weisler, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the current report on Form 8-K of HP Inc. dated April 27, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such current report on Form 8-K fairly presents, in all material respects, the financial condition and results of operations of HP Inc.

April 27, 2016

By:	/s/ Dion J. Weisler
Dion J. Weisler
President and Chief Executive Officer

I, Catherine A. Lesjak, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the current report on Form 8-K of HP Inc. dated April 27, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such current report on Form 8-K fairly presents, in all material respects, the financial condition and results of operations of HP Inc.

April 27, 2016

By:	/s/ Catherine A. Lesjak
Catherine A. Lesjak
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to HP Inc. and will be retained by HP Inc. and furnished to the Securities and Exchange Commission or its staff upon request.